EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Banner Resources Inc. (the "Company") on Form 10-KSB for the year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Krause, President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    June  30, 2006

                              By: /s/ Robert Krause
                                  --------------------------------
                              Robert Krause
                              President, Treasurer and Director
                                     (Principal Executive Officer; Principal
                                      Financial and Accounting Officer)